EXHIBIT 99

FOR IMMEDIATE RELEASE	NYSE American – EP

EMPIRE PETROLEUM ANNOUNCES RESULTS FOR SECOND QUARTER 2023

Tulsa, Oklahoma – August 15, 2023 – Empire Petroleum (NYSE American: EP) (“Empire” or the “Company”), an oil and gas company with producing assets in New Mexico, North Dakota, Montana, Texas and Louisiana, today announced operational and financial results for the second quarter of 2023.

KEY SECOND QUARTER AND RECENT HIGHLIGHTS

•	Grew average daily oil sales volumes by 6% sequentially and 4% year-over-year;
o	Produced sales volumes of 2,135 barrels of oil equivalent per day (“Boe/d”) (66% oil, 16% natural gas liquids (“NGLs”) and 18% natural gas) compared to 2,206 Boe/d (61% oil, 20% NGLs, and 19% natural gas) for the first quarter of 2023. Sales volumes for the second quarter of 2022 were 2,158 Boe/d (63% oil, 19% NGLs, and 18% natural gas);
•	Reported revenue of $9.7 million, a net loss of $2.5 million, or $0.11 per diluted share, and an Adjusted Net Loss[1] of $2.4 million, or $0.11 per diluted share;
•	Generated Adjusted EBITDA[1] of $0.2 million;
•	Ended the second quarter of 2023 with $1.6 million of liquidity;
•	Continued its targeted development program that began in 2022, with capital spending of $3.1 million for the first half of 2023 reflecting recompletion and other well activities across Empire’s portfolio of assets and sidetrack drilling projects in North Dakota; and
•	Recently announced that on August 9, 2023, the Company and an indirect wholly-owned subsidiary of Energy Evolution Master Fund, Ltd. – Empire’s largest shareholder – had collectively acquired additional working interests in the Company’s three properties located in Lea County, New Mexico, including Eunice Monument South Unit A, Eunice Monument South Unit B, and Arrowhead Grayburg Unit.

1.	Adjusted Net Income (Loss), EBITDA and Adjusted EBITDA are non-GAAP financial measures. See “Non-GAAP Information” section later in this release for more information, including reconciliations to the most comparable GAAP measure.

MANAGEMENT COMMENTARY

Mike Morrisett, President and Chief Executive Officer of Empire, commented, “While commodity prices were depressed in the second quarter, we have been pleased to see a material improvement in pricing during the third quarter. Our second quarter oil production began to demonstrate the effects of our development campaign that we began in the latter part of 2022 on our North Dakota assets and these efforts are expanding in the second half of 2023. We are leveraging the lessons learned as we accelerate our development activities across our asset base to drive a meaningful increase in production levels and cash flow for the near and long-term benefit of our shareholders.”

Mr. Morrisett concluded, “Our ongoing success is a direct result of the efforts we have undertaken over the past year to expand our knowledge of the assets we acquired over the past three years. Central to this has been the hiring of key professionals that provide best-in-class technical and management experience. The more we learn about the assets in our portfolio, the more we like them. We look forward to keeping the investment community apprised of our progress as we kick off the most significant development program in the history of the Company.”

FINANCIAL AND OPERATIONAL RESULTS FOR SECOND QUARTER 2023

	Q2 2023	Q1 2023	% Change Q2 2023 vs. Q1 2023	Q2 2022	% Change Q2 2023 vs. Q2 2022

Net sales (Boe/d)	2,135	2,206	(3%)	2,158	(1%)
Net sales (Boe)	194,306	198,549	(2%)	196,412	(1%)
Realized price - all products ($/Boe)	$50.22	$50.87	(1%)	$79.90	(37%)
Revenue ($M)	$9,710	$10,052	(3%)	$15,693	(38%)
Net income (loss) ($M)	$(2,464)	$(2,460)	—	$5,534	NM
Adjusted Net Income (Loss) ($M)	$(2,398)	$(1,858)	(29%)	$5,920	NM
Adjusted EBITDA ($M)	$171	$228	(25%)	$7,362	(98%)

NM – Not meaningful due to a change in signs.

Net sales were 2,135 Boe/d, including 1,411 barrels of oil per day; 337 barrels of NGLs per day, and 2,322 thousand cubic feet per day (“Mcf/d”), or 387 Boe/d, of natural gas. This is compared to net sales for the first quarter of 2023 of 2,206 Boe/d, including 1,336 barrels of oil per day; 442 barrels of NGLs per day, and 2,569 thousand cubic feet per day (“Mcf/d”), or 428 Boe/d, of natural gas. Contributing to the sequential increase in oil sales volumes was increased production from Empire’s assets in North Dakota associated with the Company’s targeted capital development program that began in the second half of 2022.

Empire reported $9.7 million of revenue versus $10.1 million for the first quarter of 2023. Offsetting the increase in oil sales volumes was lower NGLs and natural gas sales volumes and a slight decrease in overall realized pricing.

Lease operating expenses were $7.1 million ($36.54 per Boe) compared to $6.5 million ($32.84 per Boe) for the first quarter of 2023. The second quarter included $0.6 million of plug and abandonment expense.

Production and ad valorem taxes were $0.7 million, which was a slight decrease from $0.8 million for the first quarter of 2023, and were 7.4% and 7.5% of total product revenue, respectively, for the second and first quarters of 2023.

General and administrative (“G&A”) expense, excluding non-cash share-based compensation expense, was $1.9 million ($9.75 per Boe) versus $3.0 million ($15.23 per Boe) for the first quarter of 2023. The first quarter included $0.4 million, or $1.89 per Boe, of cash severance costs associated with departure of the Company’s previous Chief Executive Officer.

Empire recorded a net loss of $2.5 million, or $0.11 per diluted share, which was flat with the first quarter of 2023. The Company posted an Adjusted Net Loss for the second quarter of 2023 of $2.4 million, or $0.11 per diluted share, versus an Adjusted Net Loss of $1.9 million, or $0.08 per diluted share, in the first quarter of 2023.

Adjusted EBITDA was $0.2 million, which was flat with the first quarter of 2023.

CAPITAL SPENDING, BALANCE SHEET & LIQUIDITY

For the three months and six months ended June 30, 2023, the Company invested approximately $0.9 million and $3.1 million, respectively, in capital expenditures primarily related to recompletion and other activities in multiple states as Empire seeks to bring production online from existing wells and new production online from sidetrack drilling in North Dakota.

Total liquidity at the end of the second quarter of 2023 was $1.6 million, including $1.3 million of cash and $0.3 million of availability on the Company’s credit facility. Empire remains squarely focused on continuing to execute on its strategy to remain financially conservative and target opportunities that provide long-term value for the Company’s shareholders.

ABOUT EMPIRE PETROLEUM

Empire Petroleum Corporation is a publicly traded, Tulsa-based oil and gas company with current producing assets in Texas, Louisiana, North Dakota, Montana, and New Mexico. Management is focused on organic growth and targeted acquisitions of proved developed assets with synergies with its existing portfolio of wells. More information about Empire can be found at www.empirepetroleumcorp.com.

SAFE HARBOR STATEMENT

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitations, statements with respect to the Company’s estimates, strategy and prospects. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the SEC, including its Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the SEC. Readers and investors are cautioned that the Company’s actual results may differ materially from those described in the forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to acquire productive oil and/or gas properties or to successfully drill and complete oil and/or gas wells on such properties, general economic conditions both domestically and abroad, and other risks and uncertainties related to the conduct of business by the Company. Other than as required by applicable securities laws, the Company does not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations, or otherwise.

CONTACT INFORMATION

Empire Petroleum Corporation:

Mike Morrisett, President & CEO

539-444-8002

info@empirepetrocorp.com

Investor Relations:

Al Petrie Advisors

Wes Harris, Partner

281-740-1334

wes@alpetrie.com

EMPIRE PETROLEUM CORPORATION

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022
Revenue:
Oil Sales	$9,147,611	$8,938,715	$13,329,366	$18,086,326	$23,745,788
Gas Sales (1)	248,686	656,035	1,321,896	904,721	2,205,798
Natural Gas Liquids ("NGLs") Sales (1)	362,181	504,954	1,041,136	867,135	2,256,630
Total Product Revenues	9,758,478	10,099,704	15,692,398	19,858,182	28,208,216
Other	18,361	19,364	24,913	37,725	48,956
Gain (Loss) on Derivatives	(66,657)	(66,823)	(23,893)	(133,480)	(136,214)
Total Revenue	9,710,182	10,052,245	15,693,418	19,762,427	28,120,958

Costs and Expenses:
Lease Operating Expense	7,099,000	6,520,163	4,656,901	13,619,163	9,229,302
Production and Ad Valorem Taxes	721,275	758,114	1,137,841	1,479,389	2,039,079
Depletion, Depreciation & Amortization	711,042	622,489	455,799	1,333,531	890,245
Accretion of Asset Retirement Obligation	405,361	401,275	336,488	806,636	666,488
General and Administrative Expense:
General and Administrative	1,894,204	3,023,279	2,795,548	4,917,483	4,874,650
Stock-Based Compensation	1,180,806	949,639	486,904	2,130,445	863,182
Total General and Administrative Expense	3,075,010	3,972,918	3,282,452	7,047,928	5,737,832

Total Cost and Expenses	12,011,688	12,274,959	9,869,481	24,286,647	18,562,946

Operating Income (Loss)	(2,301,506)	(2,222,714)	5,823,937	(4,524,220)	9,558,012

Other Income and (Expense):
Interest Expense	(184,887)	(237,299)	(111,785)	(422,186)	(222,433)
Other Income (Expense)	21,484	422	(177,872)	21,906	(177,872)

Income (Loss) before Taxes	(2,464,909)	(2,459,591)	5,534,280	(4,924,500)	9,157,707

Income Tax (Provision) Benefit	—	—	—	—	—

Net Income (Loss)	$(2,464,909)	$(2,459,591)	$5,534,280	$(4,924,500)	$9,157,707

Net Income (Loss) per Common Share:
Basic	$(0.11)	$(0.11)	$0.27	$(0.22)	$0.45
Diluted	$(0.11)	$(0.11)	$0.24	$(0.22)	$0.41
Weighted Average Number of Common Shares Outstanding:
Basic	22,105,704	22,096,796	20,424,970	22,101,264	20,145,955
Diluted	22,105,704	22,096,796	23,294,723	22,101,264	22,233,826

(1) Presentation for the three and six months ended June 30, 2022 reflects reclassification of gathering and processing costs from lease operating expense, which is consistent with the presentation of results for the three and six months ended June 30, 2023 and three months ended March 31, 2023.

EMPIRE PETROLEUM CORPORATION

Condensed Operating Data

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

Net Production Volumes:
Oil (Bbl)	128,413	120,257	123,167	248,670	237,422
Natural gas (Mcf)	211,293	231,218	208,363	442,511	422,308
Natural gas liquids (Bbl)	30,678	39,756	38,518	70,434	78,670
Total (Boe)	194,306	198,549	196,412	392,856	386,477

Average daily equivalent sales (Boe/d)	2,135	2,206	2,158	2,170	2,135

Average Price per Unit:
Oil ($/Bbl)	$71.24	$74.33	$108.22	$72.73	$100.02
Natural gas ($/Mcf)	$1.18	$2.84	$6.34	$2.04	$5.22
Natural gas liquids ($/Bbl)	$11.81	$12.70	$27.03	$12.31	$28.68
Total ($/Boe)	$50.22	$50.87	$79.90	$50.55	$72.99

Operating Costs and Expenses per Boe:
Lease operating expense	$36.54	$32.84	$23.71	$34.67	$23.88
Production and ad valorem taxes	$3.71	$3.82	$5.79	$3.77	$5.28
Depreciation, depletion, amortization and accretion	$5.75	$5.16	$4.03	$5.45	$4.03
General & administrative expense:
General & administrative expense	$9.75	$15.23	$14.23	$12.52	$12.61
Stock-based compensation	$6.08	$4.78	$2.48	$5.42	$2.23
Total general & administrative expense	$15.83	$20.01	$16.71	$17.94	$14.85

EMPIRE PETROLEUM CORPORATION

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
	2023	2022

ASSETS
Current Assets:
Cash	$1,294,850	$11,944,442
Accounts Receivable	7,693,297	7,780,239
Derivative Instruments	26,511	121,584
Inventory - Oil in Tanks	1,538,429	1,840,274
Prepaids	1,464,599	1,048,434
Total Current Assets	12,017,686	22,734,973

Property and Equipment:
Oil and Natural Gas Properties, Successful Efforts	69,985,772	63,986,339
Less: Accumulated Depreciation, Depletion and Impairment	(21,336,969)	(20,116,696)
Total Oil and Gas Properties, Net	48,648,803	43,869,643
Other Property and Equipment, Net	1,526,558	1,441,529
Total Property and Equipment, Net	50,175,361	45,311,172

Sinking Fund	—	2,779,000
Utility and Other Deposits	746,886	719,930

TOTAL ASSETS	$62,939,933	$71,545,075

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable	$4,158,650	$5,843,366
Accrued Expenses	5,815,927	9,461,010
Current Portion of Lease Liability	310,422	256,975
Current Portion of Long-Term Debt	2,315,816	2,059,309
Total Current Liabilities	12,600,815	17,620,660

Long-Term Debt	2,994,500	4,063,115
Long-Term Note Payable - PIE	1,060,004	1,076,987
Long Term Lease Liability	513,853	547,692
Asset Retirement Obligations	27,455,066	25,000,740
Total Liabilities	44,624,238	48,309,194

Stockholders' Equity:
Series A Preferred Stock - $.001 Par Value, 10,000,000 Shares Authorized, 6 and 6 Shares Issued and Outstanding, Respectively	—	—
Common Stock - $.001 Par Value, 190,000,000 Shares Authorized, 22,124,592 and 22,093,503 Shares Issued and Outstanding, Respectively	81,646	81,615
Additional Paid-in Capital	75,307,762	75,303,479
Accumulated Deficit	(57,073,713)	(52,149,213)
Total Stockholders' Equity	18,315,695	23,235,881

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$62,939,933	$71,545,075

EMPIRE PETROLEUM CORPORATION

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2023	2023	2022	2023	2022

Cash Flows From Operating Activities:
Net Income (Loss)	$(2,464,909)	$(2,459,591)	$5,534,280	$(4,924,500)	$9,157,707

Adjustments to Reconcile Net Income (Loss) to Net Cash
Provided By Operating Activities:
Stock Compensation	1,180,806	949,639	486,903	2,130,445	863,187
Amortization of Right of Use Assets	87,560	76,225	50,901	163,785	90,607
Depreciation, Depletion and Amortization	711,042	622,489	455,799	1,333,531	890,245
Accretion of Asset Retirement Obligation	405,361	401,275	336,488	806,636	666,488
(Gain) Loss on Derivatives	66,657	66,823	23,893	133,480	136,214
Settlement on or Purchases of Derivative Instruments	—	(41,187)	(77,631)	(41,187)	(160,891)
Change in Operating Assets and Liabilities:
Accounts Receivable	(1,189,280)	(849,909)	(355,618)	(2,039,189)	(1,113,084)
Inventory, Oil in Tanks	155,057	(420,859)	(216,911)	(265,802)	(154,709)
Prepaids, Current	618,737	89,812	2,586	708,549	139,596
Other Long Term Assets and Liabilities	(436,523)	(213,611)	(156,211)	(650,134)	(156,211)
Accounts Payable	(1,587,886)	(110,053)	649,861	(1,697,939)	(1,004,576)
Accrued Expenses	(464,538)	(3,177,767)	1,249,044	(3,642,305)	1,689,515
Net Cash Provided By Operating Activities	(2,917,916)	(5,066,714)	7,983,384	(7,984,630)	11,044,088

Cash Flows from Investing Activities:
Acquisition of Oil and Natural Gas Properties	—	—	(2,205,000)	—	(2,205,000)
Deposit for Acquisition of Oil ad Natural Gas Properties	(670,000)	—	—	(670,000)	—
Additions to Oil and Natural Gas Properties	(917,843)	(2,210,004)	(802,225)	(3,127,847)	(1,226,876)
Purchase of Other Fixed Assets	(125,866)	(27,170)	(109,578)	(153,036)	(118,608)
Cash Paid for Right of Use Assets	(117,560)	(86,545)	(48,402)	(204,105)	(91,235)
Sinking Fund Deposit	—	2,779,000	(160,000)	2,779,000	(640,000)
Net Cash Used In Investing Activities	(1,831,269)	455,281	(3,325,205)	(1,375,988)	(4,281,719)

Cash Flows from Financing Activities:
Principal Payments of Debt	(719,838)	(569,136)	(462,436)	(1,288,974)	(922,388)
Proceeds from Option and Warrant Exercise	—	—	2,887,183	—	2,984,683
Net Cash Provided By (Used In) Financing Activities	(719,838)	(569,136)	2,424,747	(1,288,974)	2,062,295

Net Change in Cash	(5,469,023)	(5,180,569)	7,082,926	(10,649,592)	8,824,664

Cash - Beginning of Period	6,763,873	11,944,442	5,353,609	11,944,442	3,611,871

Cash - End of Period	$1,294,850	$6,763,873	$12,436,535	$1,294,850	$12,436,535

Empire Petroleum Corporation

Non-GAAP Information

Certain financial information included in Empire’s financial results are not measures of financial performance recognized by accounting principles generally accepted in the United States, or GAAP. These non-GAAP financial measures include “Adjusted Net Income (Loss)”, “EBITDA” and “Adjusted EBITDA”. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. Adjusted Net Income (Loss) is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current periods to prior periods.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

Net Income (Loss)	$(2,464,909)	$(2,459,591)	$5,534,280	$(4,924,500)	$9,157,707

Adjusted for:
(Gain) loss on derivatives	66,657	66,823	23,893	133,480	136,214
Settlement on or purchases of derivative instruments	—	(41,187)	(77,631)	(41,187)	(160,891)
Stock-based compensation expense related to CEO separation	—	201,453	—	201,453	—
CEO severance (including employer taxes)	—	374,820	—	374,820	—
Settlement and fees related to Texas sales tax audit	—	—	439,318	—	1,089,318

Adjusted Net Income (Loss)	$(2,398,252)	$(1,857,682)	$5,919,860	$(4,255,934)	$10,222,348

Diluted Weighted Average Shares Outstanding	22,105,704	22,096,796	23,294,723	22,101,264	22,233,826

Adjusted Net Income (Loss) Per Share	$(0.11)	$(0.08)	$0.25	$(0.19)	$0.46

The Company defines Adjusted EBITDA as net income (loss) plus net interest expense, depreciation, depletion and amortization (“DD&A”), accretion, amortization of right of use assets and other non-cash items. Company management believes this presentation is relevant and useful because it helps investors understand Empire’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2022	2023	2022

Net Income (Loss)	$(2,464,909)	$(2,459,591)	$5,534,280	$(4,924,500)	$9,157,707

Add Back:
Interest expense	184,887	237,299	111,785	422,186	222,433
DD&A	711,042	622,489	455,799	1,333,531	890,245
Accretion	405,361	401,275	336,488	806,636	666,488
Amortization of right of use assets	87,560	76,225	50,901	163,785	90,607
EBITDA	$(1,076,059)	$(1,122,303)	$6,489,253	$(2,198,362)	$11,027,480

Consideration of noncash items:
Stock compensation and issuances	1,180,806	949,639	486,903	2,130,445	863,182
(Gain) loss on derivatives	66,657	66,823	23,893	133,480	136,214
Settlement on or purchases of derivative instruments	—	(41,187)	(77,631)	(41,187)	(160,891)
CEO severance (including employer taxes)	—	374,820	—	374,820	—
Settlement and fees related to Texas sales tax audit	—	—	439,318	—	1,089,318

Adjusted EBITDA	$171,404	$227,792	$7,361,736	$399,196	$12,955,303